Exhibit 10.2

SUBCONTRACT AGREEMENT MODIFICATION

Contractor Number:	[**]

Subrecipient:	Elmet Technologies LLC

Address:	1560 Lisbon St, Lewiston, ME 04240

IN CONSIDERATION of the promises, mutual covenants, and agreements contained herein, InSitech, Inc. (“INSITECH” or “Awardee”) and Elmet Technologies LLC (“Subrecipient” and collectively with InSitech, Inc., the “Parties”) agree as follows:

The purpose of this Modification is to amend the funded amount of the Subcontract Agreement between the Parties dated October 30, 2019 to $7,886,383.17, increased $3,799,851.64 from $4,086,531.53, under the exact terms and conditions. The milestone delivery and corresponding invoicing schedule for the increased funding is incorporated at Exhibit A. The Subrecipient agrees to complete the proposed work efforts under the Subcontract Agreement, as outlined in Exhibit B and clarified to the government in the Responses to June 29, 2020 Email Questions on Contract Modifications, included in Exhibit B. Unless modified in writing by mutual agreement of the parties, InSitech, Inc. is not obligated to compensate Elmet Technologies LLC beyond the $7,886,383.17.

IN WITNESS WHEREOF, the parties hereto have, through duly authorized officials, executed this Agreement effective as of the date indicated below.

InSitech, Inc.	Elmet Technologies, LLC

/s/ Joseph N. Moran	/s/ Andrew Nichols
SIGNATURE	SIGNATURE
Joseph N. Moran	Andrew Nichols
NAME	NAME
President	Chief Executive Officer
TITLE	TITLE
July 21, 2020	July 21, 2020
DATE	DATE

EXHIBIT A

[Exhibit A provides the milestone payment schedule in connection with the additional funding.]

EXHIBIT B

[Exhibit B provides the subrecipient's proposal, deliverables specifications and payment schedule in connection with this Subcontractor Agreement]

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